Other income	9 Months Ended
Sep. 30, 2023
Other income
Other income

14. Other income

	Nine month period
	ended September 30,
	2023	2022
	€1,000	€1,000

Grant income	76	267
Other income	4	7
	80	274

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $ 7.5 million for the pre-clinical and clinical development of ultervursen for Usher syndrome type 2A targeting mutations in exon 13, of which $ 6.8 million was granted. In the third quarter of 2022, the Company started winding down the clinical studies for ultevursen. As of that moment, the Company has ceased recognizing grant income for the FFB grant.

Grants are recognized in other income in the same period in which the related R&D costs are recognized.